UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 14, 2013

Rockville Financial, Inc.

(Exact name of registrant as specified in its charter)

Connecticut	001-35028	27-3577029
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25 Park Street, Rockville, CT	06066
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (860) 291-3600

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

X   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                      Entry into a Material Definitive Agreement

On November 14, 2013, Rockville Financial, Inc., a Connecticut corporation (“RFI”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with United Financial Bancorp, Inc., a Maryland corporation (“UFI”).  The Merger Agreement provides that, upon the terms and subject to the conditions set forth therein, UFI will merge with and into RFI (the “Merger”), with RFI as the surviving corporation in the Merger (the “Surviving Corporation”).  RFI’s certificate of incorporation will be amended at the effective time of the Merger (the “Effective Time”) to change its name to United Financial Bancorp, Inc.  Immediately following the Merger, UFI’s wholly owned subsidiary, United Bank, will merge with and into RFI’s wholly owned subsidiary, Rockville Bank (the “Bank Merger”).  Rockville Bank will be the surviving bank in the Bank Merger and will change its name to United Bank (the “Surviving Bank”).

Subject to the terms and conditions of the Merger Agreement, at the Effective Time, UFI stockholders will have the right to receive 1.3472 shares (the “Exchange Ratio”) of common stock, no par value per share, of RFI (“RFI Common Stock”) for each share of common stock, par value $0.01 per share, of UFI (“UFI Common Stock”).  At the Effective Time, each option granted by UFI to purchase shares of UFI Common Stock will become fully exercisable and be converted into an option to purchase RFI Common Stock on the same terms and conditions as were applicable prior to the Merger, subject to adjustment of the exercise price and the number of shares of RFI Common Stock issuable upon exercise of such option based on the Exchange Ratio.  At the Effective Time, the restrictions on each share of UFI restricted stock shall automatically lapse, and each shall be treated as issued and outstanding UFI Common Stock for the purposes of the Merger Agreement.

Executive Appointments. The Merger Agreement also provides, among other things, that at the Effective Time, William H.W. Crawford, IV, the current President and Chief Executive Officer of RFI, will serve as Chief Executive Officer of the Surviving Corporation and the Surviving Bank, and J. Jeffrey Sullivan, the current Executive Vice President and Chief Operating Officer of UFI, will serve as President of the Surviving Corporation and the Surviving Bank.  The Board of Directors of the Surviving Corporation and the Surviving Bank will consist of an equal number of former members of the Board of Directors of RFI, including Mr. Crawford, and former members of the Board of Directors of UFI, excluding current Chairman, President and CEO Richard B. Collins, but including Mr. Sullivan.

Governance Matters. During the period (the “Three-Year Period”) beginning immediately following the Effective Time and extending through the point in time immediately prior to the later of the Surviving Corporation’s third annual meeting of stockholders following the Effective Time or the 2017 annual meeting of stockholders (collectively, the “Third Annual Meeting”):

1.
the number of directors of the Surviving Corporation and Surviving Bank shall be determined by a two-thirds vote of the entire Board of Directors; provided the Board of Directors shall consist of an equal number of former RFI Directors and former UFI Directors (or their designees) and, subject to the satisfaction of the Surviving Corporation’s then-existing re-nomination policies and criteria applicable to incumbent directors, all former RFI Directors and former UFI Directors (or their designee) whose terms expire at the first and second annual meetings following the Effective Time shall be nominated for full terms;

2.
the Committees of the Board of Directors shall consist of an equal number of former RFI Directors and former UFI Directors (or their designees), and the Chairs of the Committees shall be as set forth below;

3.
the Governance and Nominating Committee shall nominate for election to the full Board, by majority vote of the former RFI Directors on the Committee (with respect to the election of a successor to a former RFI Director) or majority vote of the former UFI Directors on the Committee (with respect to the election of a successor to a former UFI Director) (or their designees), as the case may be, Board nominees for election and/or re-election to the Board of Directors and candidates to fill vacancies;

4.	the Boards of Directors shall consider for election to the Boards of Directors only nominees recommended by the Governance and Nominating Committee;
5.
the removal of Mr. Crawford from the CEO position (or any determination not to nominate him as a director) or the removal of Mr. Sullivan from the President position (or any determination not to nominate him as a director) shall require the affirmative vote of at least two-thirds of the full Board of Directors (excluding the officer at issue);

6.
The Surviving Corporation’s and Surviving Bank’s revised Bylaws relating to Board size and composition (half former RFI Directors and half former UFI Directors (or their designees)), the Chairman and Vice Chairman positions, and Committee powers and composition can be amended only by an affirmative vote of at least two-thirds of the full Board of Directors; and

7.
no former RFI Director or former UFI Director who served as a director of RFI or UFI as of the Effective Time shall be ineligible for re-election as a director by virtue of being 70 years or more at the time of re-election.

As of the Effective Time, the following individuals shall be appointed to the following positions:

1.	Robert A. Stewart, Jr., UFI’s Lead Director, shall serve as Chairman of the Board of the Surviving Corporation and the Surviving Bank;
2.	Raymond H. Lefurge, Jr., the current Chairman of RFI and Rockville Bank, shall serve as Vice Chairman of the Surviving Corporation and the Surviving Bank;
3.	The Chairman of the Executive Committee shall be the Chairman of the Board of the Surviving Corporation and the Surviving Bank;
4.	The Chairman of the Audit Committee shall be a former UFI Director;
5.	The Chairman of the Compensation Committee shall be a former RFI Director;
6.	The Chairman of the Governance and Nominating Committee shall be a former UFI Director; and
7.	The Chairman of the Risk Committee shall be a former RFI Director.

Certificate of Incorporation and Bylaws.  As of the Effective Time, the Certificates of Incorporation and Bylaws of RFI and Rockville Bank will become the Certificates of Incorporation and Bylaws of the Surviving Corporation and the Surviving Bank, respectively. However, RFI and Rockville Bank will change their names, as noted above.  In addition, the Agreement requires RFI to submit to its stockholders a Certificate of Incorporation Amendment (the “Certificate Amendment”) that would set the number of Directors in accordance with the bylaws (effectively raising the number from 16 to 20) and reclassify the Board of Directors from a four-class Board with staggered four-year terms to a three-class Board with staggered three-year terms.  Although RFI agrees to use its reasonable best efforts to obtain stockholder approval of the Certificate Amendment (which requires the approval of the holders of not less than 80% of the outstanding shares of RFI common stock), stockholder approval of the Certificate Amendment is not a condition to the closing of the Merger.  As of the Effective Time, the Bylaws of the Surviving Corporation will be further amended to address the governance issues discussed above.

Other Terms. Simultaneous with the execution of the Merger Agreement, RFI entered into employment agreements with Messrs. Crawford and Sullivan (collectively, the “Key Individual Agreements”), in each case, to be effective as of and subject to the occurrence of the Effective Time.  The Key Individual Agreements set forth the terms and conditions of each such individual’s employment with RFI following the Effective Time and, when effective, supersede and replace any prior employment, retention, change of control or other similar agreement with such individual.  Also, simultaneous with the execution of the Merger Agreement, RFI entered into an Advisory Agreement with UFI’s current Chairman, President and Chief Executive Officer, Richard B. Collins.

The Merger Agreement contains customary representations and warranties from both RFI and UFI, and each party has agreed to customary covenants, including, among others, covenants relating to (1) the conduct of its business during the interim period between the execution of the Merger Agreement and the Effective Time, (2) its obligation to call a meeting of its stockholders to adopt the Merger Agreement, and, subject to certain exceptions, to recommend that its stockholders approve the Merger Agreement, and (3) its non-solicitation obligations relating to alternative acquisition proposals.

The completion of the Merger is subject to customary conditions, including (1) approval of the Merger Agreement by UFI’s stockholders and by RFI’s stockholders, (2) authorization for listing on NASDAQ of the shares of RFI Common Stock to be issued in the Merger, (3) the receipt of required regulatory approvals, including the approval of the Federal Reserve Board, the Federal Deposit Insurance Corporation, the Office of the Comptroller of the Currency, the Connecticut Department of Banking and the Massachusetts Board of Bank Incorporation, (4) effectiveness of the registration statement on Form S-4 for the RFI Common Stock to be issued in the Merger, and (5) the absence of any order, injunction or other legal restraint preventing the completion of the Merger or making the completion of the Merger illegal.  Each party’s obligation to complete the Merger is also subject to certain additional customary conditions, including (1) subject to certain exceptions, the accuracy of the representations and warranties of the other party, (2) performance in all material respects by the other party of its obligations under the Merger Agreement and (3) receipt by such party of an opinion from its counsel to the effect that the Merger will qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended.

The Merger Agreement provides certain termination rights for both RFI and UFI and further provides that a termination fee of $15,000,000 will be payable by either RFI or UFI, as applicable, upon termination of the Merger Agreement under certain circumstances.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached hereto as Exhibit 2.2 and is incorporated herein by reference.  The representations, warranties and covenants of each party set forth in the Merger Agreement have been made only for purposes of, and were and are solely for the benefit of the parties to, the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors.  Accordingly, the representations and warranties may not describe the actual state of affairs at the date they were made or at any other time, and investors should not rely on them as statements of fact.  In addition, such representations and warranties (1) will not survive consummation of the Merger, unless otherwise specified therein, and (2) were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement.  Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the parties’ public disclosures.  Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding RFI or UFI, their respective affiliates or their respective businesses.  The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding RFI, UFI, their respective affiliates or their respective businesses, the Merger Agreement and the Merger that will be contained in, or incorporated by reference into, the Registration Statement on Form S-4 that will include a Joint Proxy Statement of RFI and UFI and a prospectus of RFI, as well as in the Forms 10-K, Forms 10-Q and other filings that each of RFI and UFI make with the Securities and Exchange Commission (the “SEC”).

Item 5.02.                      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As noted above, in connection with its execution of the Merger Agreement, RFI entered into employment agreements with Messrs. Crawford and Sullivan, and an Advisory Agreement with Mr. Collins.  The employment agreements, which will be effective as of and subject to the occurrence of the Effective Time, extend the terms of Messrs. Crawford’s and Sullivan’s employment until the third anniversary of the date on which the Effective Time occurs.  Mr. Collins’ Advisory Agreement is for a period of one year following the Effective Time, with a two year non-competition agreement from the Effective Time.

The foregoing description of the employment agreements and Advisory Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of those agreements, which are attached hereto as Exhibits 10.11.4, 10.15 and 10.16 and are incorporated herein by reference.

Item 5.03.                      Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 14, 2013, in connection with the transactions contemplated by the Merger Agreement, the Board of Directors of RFI adopted a resolution amending RFI’s Bylaws (the “Bylaw Amendment”), effective as of the Effective Time, to, among other things, give effect to the provisions of the Merger Agreement described above concerning governance matters of the Surviving Corporation.

The foregoing description of the Bylaw Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Bylaw Amendment, which is attached hereto as Exhibit 3.2.1 and is incorporated herein by reference.

Cautionary Statements Regarding Forward-Looking Information

This Current Report on Form 8-K contains forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 giving RFI’s or UFI’s expectations or predictions of future financial or business performance or conditions.  Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “target,” “estimate,” “continue,” “positions,” “prospects” or “potential,” by future conditional verbs such as “will,” “would,” “should,” “could” or “may”, or by variations of such words or by similar expressions.  Such forward-looking statements include, but are not limited to, statements about the benefits of the business combination transaction involving UFI and RFI, including future financial and operating results, the combined company’s plans, objectives, expectations and intentions and other statements that are not historical facts.  These forward-looking statements are subject to numerous assumptions, risks and uncertainties which change over time. Forward-looking statements speak only as of the date they are made and neither RFI nor UFI assumes any duty to update forward-looking statements.  In addition to factors previously disclosed in RFI’s and UFI’s  reports filed with the SEC, the following factors, among others, could cause actual results to differ materially from forward-looking statements: ability to obtain regulatory approvals and meet other closing conditions to the merger, including approval by RFI and UFI shareholders, on the expected terms and schedule; delay in closing the merger; difficulties and delays in integrating the RFI and UFI businesses or fully realizing cost savings and other benefits; business disruption following the proposed transaction; changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; inflation; customer borrowing, repayment, investment and deposit practices; customer disintermediation; the introduction, withdrawal, success and timing of business initiatives; competitive conditions; the inability to realize cost savings or revenues or to implement integration plans and other consequences associated with mergers, acquisitions and divestitures; economic conditions; changes in RFI’s stock price before closing, including as a result of the financial performance of UFI prior to closing; the reaction to the transaction of the companies’ customers, employees and counterparties; and the impact, extent and timing of technological changes, capital management activities, and other actions of the Federal Reserve Board and legislative and regulatory actions and reforms.

Additional Information for Shareholders

In connection with the proposed merger, RFI will file with the SEC a Registration Statement on Form S-4 that will include a joint proxy statement of RFI and UFI and a prospectus of RFI, as well as other relevant documents concerning the proposed transaction.  RFI and UFI will mail the joint proxy statement/prospectus to their shareholders.  SHAREHOLDERS OF RFI AND UFI ARE URGED TO READ THE REGISTRATION STATEMENT AND JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED MERGER WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.  Investors and security holders may obtain a free copy of the proxy statement/prospectus (when available) and other filings containing information about RFI and UFI at the SEC’s website at www.sec.gov.  The joint proxy statement/prospectus (when available) and the other filings may also be obtained free of charge at RFI’s website at www.rockvillefinancialinc.com under the section “SEC Filings” or at UFI’s website at www.bankatunited.com under the tab “About Us” and then “Investor Relations,” and then under the heading “SEC Filings.”

RFI, UFI and certain of their respective directors and executive officers, under the SEC’s rules, may be deemed to be participants in the solicitation of proxies of RFI’s and UFI’s shareholders in connection with the proposed merger. Information about the directors and executive officers of RFI and their ownership of RFI common stock is set forth in the proxy statement for RFI’s 2013 Annual Meeting of Shareholders, as filed with the SEC on Schedule 14A on April 4, 2013. Information about the directors and executive officers of UFI and their ownership of UFI common stock is set forth in the proxy statement for UFI’s 2013 Annual Meeting of Shareholders, as filed with the SEC on a Schedule 14A on March 13, 2013. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the joint proxy statement/prospectus regarding the proposed merger when it becomes available. Free copies of this document may be obtained as described in the preceding paragraph.

Item 9.01.                      Financial Statements and Exhibits

(a)           Not applicable.
(b)           Not applicable.
(c)           Not applicable.
(d)           Exhibits

Number	Description
Exhibit 2.2	Merger Agreement dated November 14, 2013 (the schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K)
Exhibit 3.2.1	Amendment, adopted November 14, 2013, to the Bylaws
Exhibit 10.11.4	Employment Agreement with William H. W. Crawford, IV dated November 14, 2013
Exhibit 10.15	Employment Agreement with J. Jeffrey Sullivan dated November 14, 2013
Exhibit 10.16	Advisory Agreement with Richard B. Collins dated November 14, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 20, 2013	ROCKVILLE FINANCIAL, INC.
Registrant

By: /s/ Eric R. Newell
Eric R. Newell
Executive Vice President,
Chief Financial Officer and Treasurer

Exhibit Index

Number	Description
Exhibit 2.2	Merger Agreement dated November 14, 2013 (the schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K)
Exhibit 3.2.1	Amendment, adopted November 14, 2013, to the Bylaws
Exhibit 10.11.4	Employment Agreement with William H. W. Crawford, IV dated November 14, 2013
Exhibit 10.15	Employment Agreement with J. Jeffrey Sullivan dated November 14, 2013
Exhibit 10.16	Advisory Agreement with Richard B. Collins dated November 14, 2013